UNCONDITIONAL AND CONTINUING GUARANTY

This UNCONDITIONAL AND CONTINUING GUARANTY (together with all Schedules hereto, this “Agreement”) between KELTIC FINANCIAL PARTNERS II, LP, a Delaware limited partnership (“Lender”) and Heritage Labs International, LLC, a limited liability company organized under the laws of the State of Kansas (“Heritage Labs”), Hooper Distribution Services, LLC, a limited liability company organized under the laws of the State of New Jersey (“Hooper Distribution”), Hooper Information Services, Inc., a corporation organized under the laws of the State of New Jersey (“Hooper Information”), Mid-America Agency Services, Incorporated, a corporation organized under the laws of the State of Nebraska (“Mid-America Agency”), and TEG Enterprises, Inc., a corporation organized under the laws of the State of Nebraska (“TEG,” and each individually and all collectively, “Guarantor”), is dated the date of execution by Guarantor on the signature page of this Agreement.

RECITALS:    Hooper Holmes, Inc., a corporation organized under the laws of the State of New York (“Borrower”), has delivered to Lender a Loan and Security Agreement dated on or about the date hereof (the “Loan Agreement”), a Revolving Credit Note dated on or about the date hereof (the “Revolving Credit Note”), and other documents, instruments and agreements in connection with the transactions contemplated by the Loan Agreement pursuant to which Lender is extending a credit facility (the “Credit Facility”) to Borrower. Lender is unwilling to extend the Credit Facility to Borrower unless it receives this Agreement and Guarantor is willing to enter into this Agreement in order to induce Lender to extend the Credit Facility to Borrower.

AGREEMENT:

ARTICLE 1.	DEFINITIONS.
Unless defined in the Recitals, above, or in the body of this Agreement, or in the Schedules hereto, capitalized terms have the meanings given to such terms in the Loan Agreement. Each term defined in the singular shall be interpreted in a collective manner when used in the plural, and each term defined in the plural shall be interpreted in an individual manner when used in the singular.

ARTICLE 2.	GUARANTY OF THE OBLIGATIONS.
2.1 Guaranty of the Obligations.
Guarantor irrevocably, absolutely and unconditionally agrees that upon the occurrence of an Event of Default Guarantor shall (a) promptly pay to Lender and perform the Obligations in full and (b) pay to Lender all costs and expenses, including attorneys fees and expenses, incurred by Lender in connection with the enforcement of the terms and provisions of this Agreement and all other costs and expenses payable to Lender pursuant to this Agreement
2.2 Nature of Guaranty.
This Agreement is a guaranty of payment and performance and not of collection. Lender may enforce the terms and provisions of this Agreement without being required to, and Guarantor hereby waives any and all of Guarantor's rights, if any, to require that Lender (a) bring any action first against the Borrower or any other Person, (b) enforce or foreclose upon, any security interest granted to Lender by Borrower in any Collateral, or any lien, charge, mortgage, pledge, security interest or other encumbrance granted to Lender by any other Person (including Guarantor) in any Property of such Person that secures payment or performance of the Obligations, (c) sell, lease, license or otherwise dispose of any Collateral or any Property of any Person (including Guarantor), or (d) resort to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or of any other Person (including Guarantor).

2.3 Guarantor Obligations Unconditional.
This Agreement and Guarantor's liabilities and obligations to Lender set forth in this Agreement shall remain in full force and effect until the Obligations are finally and indefeasibly paid to Lender and performed in full. Guarantor's liabilities and obligations provided in this Agreement shall not be affected, modified or impaired by any state of facts or the happening of any event, occurrence or condition, or series of events, occurrences or conditions, including, without limitation, any of the following, whether or not with notice to or the consent of Guarantor:
(a)Any interruption in the business relationship of Borrower and/or Guarantor with Lender; or

(b)The invalidity, irregularity, illegality or unenforceability of, or any defect in any Loan Document or any lien, charge, mortgage, pledge, security interest or other encumbrance granted to Lender in or to the Collateral or in or to the Property of any other Person; or

(c)Any present or future law or order of any Governmental Unit purporting to reduce, amend or otherwise affect any Loan Document, the Obligations (in whole or in part), any obligations or liabilities of any other Obligor, Secondary Obligor or Person providing a Supporting Obligation with respect to the Obligations; or

(d)The waiver, compromise, settlement, release or termination of (i) the Obligations, in whole or in part, (ii) any right or remedy of Lender under any Loan Document, or any liability, covenant, agreement or other obligation of Borrower to Lender under any Loan Document, (iii) any right or remedy of Lender under this Agreement, or any liability, covenant, agreement or other obligation of Guarantor to Lender under this Agreement, or (iv) any liability, covenant, agreement or other obligation of any Person providing a Supporting Obligation (in whole or in part) to Lender in connection with the transactions contemplated by the Loan Documents, or (v) any liability, covenant, agreement or other obligation of any other party who has given Property as security for the payment of the Credit Facility or any part thereof; or

(e)The failure to give notice to Guarantor of the occurrence of an Event of Default under any Loan Document; or

(f)The loss, release, sale, lease, license, disposition, exchange, or surrender of, or other change in, any Collateral; or

(g)The extension of the time for payment of any principal of or interest payable on the Obligations or of the time for performance of any Obligations, or other liabilities, obligations, covenants or agreements under or arising out of any Loan Document, or the extension or renewal of any thereof; or

(h)The modification or amendment (whether material or otherwise) of any Loan Document; or

(i)The performance of, or the omission to perform, any of the actions referred to in any Loan Document; or

(j)Any failure, omission or delay on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on Lender in any Loan Document; or

(k)The voluntary or involuntary liquidation, dissolution, sale, lease, license or other disposition of all or substantially all the Collateral, marshaling of Collateral and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting, Guarantor or Borrower or any of their Property, or any allegation regarding or contest of the validity of any Loan Document; or

(l)The default or failure of Guarantor to fully perform any agreement, covenant or obligation set forth in this Agreement; or

(m)Any event or action that would, in the absence of this Section 2.3, result in the release or discharge of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Agreement (other than payment to Lender and performance of the Obligations in full or a written release provided by Lender to Guarantor); or

(n)Any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

2.4 Reinstatement of Guaranty.
The agreements, covenants, liabilities and obligations of Guarantor set forth in this Agreement (including, but not limited to, the final and indefeasible payment to Lender and performance of the Obligations in full) shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of the Obligations is rescinded or must otherwise be restored or returned by Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other Person, or any Property of Borrower, Guarantor or any other Person, or otherwise, all as though such payment had not been made.

ARTICLE 3.	REPRESENTATIONS AND COVENANTS.

3.1 Approval of Loan Documents.
Guarantor has reviewed and approved the form and substance of each of the Loan Documents.
3.2 Organization and Qualification. (a) Heritage Labs is, and except as described in the Disclosure Schedule always has been, a limited liability company duly organized and existing under the laws of the State of Kansas. Heritage Labs' federal tax identification number is 48-1208378 and Heritage Labs' registration or filing number with the State of Kansas is 2672012.
(b) Hooper Distribution is, and except as described in the Disclosure Schedule always has been, a limited liability company duly organized and existing under the laws of the State of New Jersey. Hooper Distribution's federal tax identification number is 55-0796838 and Hooper Distribution's registration or filing number with the State of New Jersey is 3373339.
(c) Hooper Information is, and except as described in the Disclosure Schedule always has been, a corporation duly organized and existing under the laws of the State of New Jersey. Hooper Information's federal tax identification number is 22-2934927 and Hooper Information's registration or filing number with the State of New Jersey is 0100393789.
(d) Mid-America Agency is, and except as described in the Disclosure Schedule always has been, a corporation duly organized and existing under the laws of the State of Nebraska. Mid-America Agency's federal tax identification number is 47-0720501 and Mid-America Agency's registration or filing number with the State of Nebraska is 24-5803071.
(e) TEG Enterprises is, and except as described in the Disclosure Schedule always has been, a corporation duly organized and existing under the laws of the State of Nebraska. TEG Enterprises' federal tax identification number is 47-0786199 and TEG Enterprises' registration or filing number with the State of New Jersey is 24-7296622.
(f) Guarantor is qualified to do business in every jurisdiction where the nature of its business requires it to be so qualified.

3.3 Legally Enforceable Agreement.
The execution, delivery and performance of this Agreement (a) are within Guarantor's organizational power, (b) have been duly authorized by all necessary or proper actions of or pertaining to the Guarantor (including the consent of directors, officers, managers, partners, shareholders and/or members, as applicable), (c) are not in contravention of or Guarantor's Charter Documents or any provision of law, statute, rule or regulation, and (d) do not require the consent, license, approval or authorization of, or registration, declaration or filing with, of any Governmental Unit or any other Person that has not been obtained (and each such consent, approval, or authorization obtained by Guarantor has been furnished to Lender prior to the Effective Date).

3.4 No Violation or Restrictions.
Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Agreement will conflict with or result in a breach of any of the terms, covenants, conditions or provisions of any agreement, indenture, undertaking or other document, or any judgment, writ, decree, injunction or order, to which Guarantor is a party or by which Guarantor is bound or affected, or will constitute a default under any of the foregoing, or result in the creation or imposition of any mortgage, lien, security interest, charge, or encumbrance of any nature whatsoever.
3.5 Compliance with Law.
Guarantor is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which Guarantor may be subject which is likely to materially affect the financial condition of Guarantor.
3.6 Financial Statements.
The financial statements described in the Disclosure Schedule fairly represent the financial condition as of the date of each statement and there has been no Material Adverse Change in the financial condition of Guarantor since the date of the respective statements submitted to Lender.
3.7 Tax Returns.
Guarantor has paid all taxes that Guarantor is responsible for and has filed all requisite federal and state tax returns, and shall continue to do so while this Agreement remains in effect.
3.8 Solvency of Guarantor.
Guarantor is able to pay all of its Indebtedness as such Indebtedness matures and has made an appropriate financial investigation of Borrower and has determined that Borrower is able to pay all of its Indebtedness as such Indebtedness matures at the time of execution of this Agreement.
3.9 Separate Business Records; Asset Transfers. Each Guarantor keeps adequate separate records and books of account with respect to such Guarantor's separate business activities in which proper entries are made in accordance with sound bookkeeping practices reflecting all separate financial transactions of such Guarantor.

ARTICLE 4.	REPORTING TO LENDER.
Prior to Borrower's final and indefeasible payment to Lender and performance of the Obligations in full, Guarantor shall provide, or cause to be provided, the following to Lender: (a) annually within ninety (90) calendar days after the end of each Fiscal Year, Guarantor's financial statements (which may consist of the consolidated financial statements of Borrower and its subsidiaries) dated as of such year end; (b) within ten (10) days after the filing of Federal income tax returns, if any, copies of Guarantor's Federal income tax returns and notices of filings of Guarantor's state income tax returns, if any, and, if requested by Lender, copies of Guarantor's state income tax returns; (c) upon reasonable request by Lender, any additional information applicable to Guarantor's financial condition; and (d) within five (5) calendar days after Guarantor becomes aware of an Event of Default under any Loan Document, written notice to Lender in an Authenticated Record of such Event of Default describing in reasonable details the nature of and facts and circumstances relating to such Event of Default.

ARTICLE 5.	SUBORDINATION OF INDEBTEDNESS.
Notwithstanding anything to the contrary in any agreement (whether written or oral), document or instrument between Guarantor and Borrower, executed by Borrower in favor of Guarantor, or delivered by Borrower to Guarantor, Guarantor agrees that all Indebtedness of Borrower now or hereafter owed to Guarantor (collectively, “Guarantor Loans”) is hereby expressly subordinated and made junior to Borrower's prior final and indefeasible payment to Lender and performance of the Obligations in full.
5.1 Existing Guarantor Loan Documents.
The Disclosure Schedule lists and describes in reasonable detail all agreements, documents and instruments between Guarantor and Borrower, executed by Borrower in favor of Guarantor, or delivered by Borrower to Guarantor evidencing all Guarantor Loans on the Effective Date (collectively, the Existing Guarantor Loan Documents”).

5.2 Nature of Subordination.
The subordination of the Guarantor Loans described immediately above shall include, but not be limited to the subordination by Guarantor until Borrower's prior final and indefeasible payment to Lender and performance of the Obligations in full of (a) all payments and distributions by Borrower to Guarantor in connection with the Guarantor Loans, and of all of Guarantor's rights to demand, take, accept, or receive from or on behalf of the Borrower, any principal, interest or other amount payable in connection with the Guarantor Loans (provided, however, for avoidance of doubt, nothing herein shall prohibit or limit the payment or distribution of any amount with respect to Guarantor Loans so long as (i) no Default or Event of Default has occurred and is continuing, (ii) the amount of the Borrowing Capacity less the aggregate amount of the Obligations outstanding after giving effect to such payment or distribution is not less than $2,000,000 and (iii) the aggregate amount of all payments and distributions made by Borrower to Guarantor on account of loans made by Guarantor to Borrower together with the aggregate amount of all investments made by Borrower in Guarantor and the aggregate amount of all loans and advances made by Borrower to Guarantor, does not exceed $500,000 in any calendar year), (b) Guarantor's enforcement of any right or remedy (whether by agreement, statute, rule, regulation, operation of law, or otherwise) to declare any Guarantor Loan to be in default, or to demand, accelerate or otherwise require payment of any Guarantor Loan, upon or in connection with any default, event of default or other occurrence or condition in connection with any Guarantor Loan, and (c) all rights of Guarantor, if any, whether as a creditor, Secured Party or otherwise and whether by agreement, statute, rule, regulation, operation of law, or otherwise, to enforce, levy upon, or otherwise foreclose upon any lien, charge, mortgage, security interest or other encumbrance on any Collateral, including, but not limited to, taking possession of, selling, leasing, licensing, assigning, disposing of or otherwise hypothecating any Collateral (including, but not limited to, notifying Account Debtors with respect to any Accounts, or exercising any rights of setoff affecting the Collateral).
5.3 No Change to Existing Guarantor Loan Documents; No Liens.
Prior to Borrower's final and indefeasible payment to Lender and performance of the Obligations in full Guarantor shall not (a) amend, restate, modify or supplement or agree to any amendment, restatement, modification or supplement of, or to, the Guarantor Loans or any of the Existing Guarantor Loan Documents without the prior written consent of Lender, and any such amendment, restatement, modification or supplement made without Lender's prior written consent shall be void and of no effect, and (b) obtain any security interest, lien, charge, mortgage or other encumbrance in, on or to any of Borrower's existing or hereafter acquired real or personal property including, without limitation, the Collateral, without Lender's prior written consent. In the event that Guarantor shall, despite the provisions of this paragraph obtain any such security interest, lien, charge, mortgage or other encumbrance, then without any further action such security interest, lien, charge, mortgage or other encumbrance shall be deemed assigned to Lender as collateral security for the final and indefeasible payment to Lender and performance of the Obligations in full.
5.4 No Offset.
Guarantor shall not (whether by agreement, statute, rule, regulation, operation of law, or otherwise) claim or assert any right of offset, setoff or other reduction of Guarantor's obligations to Lender under this Agreement in connection with any Guarantor Loan or any indebtedness, liabilities or obligations of Borrower to Guarantor in connection with any Guarantor Loan, all of which rights (if any) Guarantor hereby expressly waives.

5.5 Return of Payments and Distributions.
If Guarantor receives any payment, distribution, dividend, security, or proceeds of any Collateral under, pursuant to, in payment or repayment of, or in connection with any Guarantor Loan in contravention of the terms of this Agreement prior to Borrower's final and indefeasible payment and performance of the Obligations in full, Guarantor shall immediately deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Guarantor where necessary) whether it is due or not due, and until so delivered the same shall be held in trust by Guarantor as property of Lender. In the event Guarantor fails to make any such endorsement or assignment, Lender or any of its respective officers on behalf of Lender are hereby irrevocably authorized by Guarantor to make the same. From and after the date Lender declares an Event of Default under any Loan Document, upon the written direction of Lender Guarantor shall collect, enforce and receive payments and other distributions from Borrower in connection with the Guarantor Loans as trustee for Lender and immediately pay over to Lender all such payments and distributions for application by Lender to the payment of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Agreement except to the extent the Obligations shall have been reduced by the application of each such payment or distribution.

ARTICLE 6.	EVENTS OF DEFAULT

6.1 Events of Default Defined.
An “Event of Default” under this Agreement shall exist if any of the following events or conditions occurs:
(a)Guarantor fails to perform or observe any agreement, covenant or obligation of Guarantor contained herein; or

(b)Any representation by or on behalf of Guarantor contained in this Agreement shall have been breached or otherwise shall have been inaccurate when made; or

(c)Guarantor purports to terminate this Agreement; or

(d)Upon the cessation of business or operations of Guarantor, except in connection with a transaction permitted under Section 8.2 of the Loan Agreement, or

(e)Guarantor shall (i) cease to be Solvent, (ii) make an assignment for the benefit of its creditors, (iii) call a meeting of its creditors to obtain any general financial accommodation, (iv) suspend business, or (v) commence any case under any provision of the Bankruptcy Code including provisions for reorganizations or take any action in furtherance of the foregoing; or

(f)If any case under any provision of the Bankruptcy Code, including provisions for reorganizations, shall be commenced against Guarantor and such case remains undismissed, undischarged or unbonded for a period of sixty (60) calendar days from the date of commencement, or (ii) if a receiver, trustee or equivalent officer shall be appointed for all or any of Guarantor's Property which results in the entry of an order for relief or such adjudication or appointment; or

(g)The occurrence of an “Event of Default” under any Loan Document (as such term is defined in such Loan Document).

6.2 Remedies on Default.
If an Event of Default occurs, Lender may proceed to enforce the provisions of this Agreement and to exercise any other rights, powers and remedies available to Lender hereunder.

6.3 Remedies Cumulative.
Lender's rights and remedies under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other rights or remedies that may be available to Lender under any other Loan Document, by operation of law or otherwise, and may be exercised by Lender at such time or times and in such order as Lender in Lender's sole discretion may determine, and are for the sole benefit of Lender. Lender's failure to exercise or delay in exercising any right or remedy shall not (a) preclude Lender from exercising such right or remedy thereafter, (b) preclude Lender from exercising any other right or remedy of Lender, or (c) result in liability to Lender or Lender's Affiliates or their respective members, managers, shareholders, directors, officers, partners, employees, consultants or agents. In order to entitle Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.

ARTICLE 7.	GENERAL PROVISIONS.

7.1 Construction if Multiple Guarantors.
All representations, covenants, agreements, rights, liabilities and obligations (including but not limited to the guaranty of the repayment and performance of the Obligations) of Guarantor in this Agreement are made, granted to or borne, as applicable, jointly and severally by such Persons, and Lender may enforce any and all rights, remedies and benefits of Lender under this Agreement against such Persons jointly and/or severally as Lender may elect in Lender's sole discretion.
7.2 Successors and Assigns.
This Agreement is entered into for the benefit of the parties hereto and their successors and assigns and shall be binding upon the parties, their successors and assigns. Lender shall have the right, without the necessity of any consent, authorization or other action by Guarantor, to sell, assign, securitize or grant participations in all or a portion of Lender's interest in this Agreement to other financial institutions of Lender's choice and on such terms as are acceptable to Lender in Lender's sole discretion, except that, so long as no Event of Default has occurred and is continuing, Guarantor's consent shall be required with respect to any such sale, assignment, securitization or grant by Lender (other than to an Affiliate of Lender or in connection with the sale of all or substantially all of the portfolio of loans of Lender of which the Loans are a part) which would cause (a) the amount of the outstanding Loans or unfunded commitments to make Loans held or retained by Lender under the Loan Agreement to be less than 50% of all of the outstanding Loans or unfunded commitments to make Loans under the Loan Agreement or (b) Lender to cease to have the sole right to administer this Agreement or to enforce the rights and remedies provided hereunder. Guarantor shall not assign, exchange or otherwise hypothecate any rights, liabilities or obligations under this Agreement, in whole or in part, without the prior written consent of Lender, which consent may be granted or withheld in Lender's sole discretion, and any attempted assignment, exchange or hypothecation without Lender's written consent shall be void and be of no effect.
7.3 Notice.
Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when either received or receipt rejected by the party to whom addressed, and shall be addressed as provided in the Disclosure Schedule, or to such other address as the party affected may hereafter designate.
7.4 Strict Performance.
The failure by Lender at any time to require Guarantor's strict compliance with or performance of any provision of this Agreement shall not waive, affect, impair or diminish any right of Lender thereafter to demand Guarantor's strict compliance with and performance of such provision. Any suspension or waiver by Lender of any Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent to such suspension or waiver and whether of the same or a different type.

7.5 Waiver by Guarantor.
Guarantor hereby waives: (a) notice of acceptance of this Agreement; (b) diligence, presentment and demand for payment of the Loans; (c) protest and notice of protest, dishonor or default to Guarantor or to any other party with respect to the Loans; (d) any and all notices to which Guarantor might otherwise be entitled; (e) any demand for payment under this Agreement; (f) any and all defenses to payment or claims of offset involving the invalidity, irregularity or unenforceability of all or any part of the Obligations or liabilities herein guaranteed including, without limitation, any defenses and counterclaims of Guarantor (directly or of Borrower asserted by Guarantor by right of contribution, assignment, subrogation or otherwise) based upon fraud, negligence (other than Lender's gross negligence or willful misconduct), or the failure of any condition precedent; and (g) until the Obligations are finally and indefeasibly paid to Lender and performed in full, and Lender has received all other sums due under the terms of the Loan Documents, any and all rights of subrogation, reimbursement, indemnity, exoneration or contribution or any other claim that Guarantor may now or hereafter have against Borrower or any other Person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Collateral or Borrower's Property, arising from the existence or performance of this Agreement and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.
7.6 Savings Clause.
Notwithstanding any provision herein contained to the contrary, Guarantor's liability under this Agreement shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by Lender from Guarantor under this Agreement without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code (Title 11, U.S.C.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the “Avoidance Provisions”) after taking into account, among other things, Guarantor's right of contribution and indemnification from each other Guarantor. To the end set forth above, but only to the extent that the obligations of Guarantor hereunder (the “Guarantee Obligations”) would otherwise be subject to avoidance under the Avoidance Provisions, if Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Guarantee Obligations, or if the Guarantee Obligations would render Guarantor insolvent, or leave Guarantor with an unreasonably small capital to conduct Guarantor's business, or cause Guarantor to have incurred debts (or to have intended to have incurred debts) beyond Guarantor's ability to pay such debts as they mature, in each case as of the time any of the Guarantee Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Guarantee Obligations for which Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guarantee Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.
7.7 Construction of Agreement.
The parties hereto agree that the terms, provisions and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided without regard to events of authorship or negotiation.
7.8 Waiver of Right to Jury Trial.
Guarantor and Lender recognize that in matters related to the Loans and/or this Agreement, and as it may be subsequently modified and/or amended, either party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a judge, magistrate, referee or other elected or appointed decider of facts). By executing this Agreement, Lender and Guarantor will give up their respective right to a trial by jury. Guarantor and Lender each hereby expressly acknowledges that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with Agreement, the Loans, the Notes and the transactions contemplated by this Agreement.

(a)WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, GUARANTOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT GUARANTOR OR LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, ACTION, SUIT OR PROCEEDING, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, ANY LOAN, ANY NOTE, ANY OTHER LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, BEFORE OR AFTER MATURITY.
(b)CERTIFICATIONS. GUARANTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF ANY LITIGATION, ACTION SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER. GUARANTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

7.9 Entire Agreement; Amendments; Lender's Consent.
This Agreement (including the Schedules hereto) constitutes the entire agreement between Lender and Guarantor with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions between Lender and Guarantor, whether express or implied, oral or written, with respect to the subject matter hereof. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in a Record Authenticated by Lender (and in the case of any amendment, Guarantor), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
7.10 Execution in Counterparts.
This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
7.11 Severability of Provisions.
Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
7.12 Governing Law; Consent to Jurisdiction.

(a)    THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY GUARANTOR IN THE STATE OF NEW YORK. THE PARTIES AGREE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY IN SUCH STATE WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT.

(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK, OR NEW YORK COUNTY, NEW YORK PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW; HOWEVER, LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY PROPERTY OF GUARANTOR, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY LENDER AGAINST GUARANTOR OR WITH RESPECT TO ANY PROPERTY OF GUARANTOR, TO ENFORCE ANY RIGHT OR REMEDY UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY LENDER, AND LENDER AND GUARANTOR EACH WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND GUARANTOR EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR REPRESENTS AND ACKNOWLEDGES THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, WITHOUT COERCION OR DURESS.

7.13 Headings.
The headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

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GUARANTOR:

HERITAGE LABS INTERNATIONAL, LLC

By:
Name:
Its:
Effective Date:

HOOPER DISTRIBUTION SERVICES, LLC

By:
Name:
Its:
Date:

HOOPER INFORMATION SERVICES, INC.

By:
Name:
Its:
Date:

MID-AMERICA AGENCY SERVICES, INCORPORATED

By:
Name:
Its:
Date:

TEG ENTERPRISES, INC.

By:
Name:
Its:
Date: